UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2020

THE WILLIAMS COMPANIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-4174	73-0569878
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 573-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	WMB	New York Stock Exchange

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders of The Williams Companies, Inc. (the “Company”) was held on April 28, 2020, pursuant to due notice. The matters voted upon at the meeting and the results of such voting are set forth below.

1.    The nominees for election to the Company’s Board of Directors were elected, each for a term expiring at the Company’s next annual meeting, based on the following votes:

  Alan S. Armstrong

For: 890,363,364

Against: 62,104,402

Abstain: 1,048,027

Broker Non-Votes: 110,450,114

  Stephen W. Bergstrom

For: 630,126,827

Against: 321,390,735

Abstain: 1,998,230

Broker Non-Votes: 110,450,114

  Nancy K. Buese

For: 885,230,532

Against: 67,319,478

Abstain: 965,783

Broker Non-Votes: 110,450,114

  Stephen I. Chazen

For: 848,555,800

Against: 103,299,865

Abstain: 1,660,128

Broker Non-Votes: 110,450,114

  Charles I. Cogut

For: 850,132,938

Against: 101,685,946

Abstain: 1,696,909

Broker Non-Votes: 110,450,114

  Michael A. Creel

For: 889,464,821

Against: 63,000,437

Abstain: 1,050,534

Broker Non-Votes: 110,450,114

  Vicki L. Fuller

For: 854,307,238

Against: 95,358,560

Abstain: 3,849,994

Broker Non-Votes: 110,450,114

  Peter A. Ragauss

For: 848,329,794

Against: 103,523,326

Abstain: 1,662,672

Broker Non-Votes: 110,450,114

  Scott D. Sheffield

For: 877,848,815

Against: 74,662,042

Abstain: 1,004,935

Broker Non-Votes: 110,450,114

  Murray D. Smith

For: 885,111,045

Against: 67,356,444

Abstain: 1,048,304

Broker Non-Votes: 110,450,114

  William H. Spence

For: 888,117,548

Against: 64,394,597

Abstain: 1,003,647

Broker Non-Votes: 110,450,114

2.    The proposal to amend the Company’s 2007 Incentive Plan was approved based on the following votes:

For: 925,990,952

Against: 25,420,875

Abstain: 2,103,966

Broker Non-Votes: 110,450,114

3.    The proposal to amend the Company’s 2007 Employee Stock Purchase Plan was approved based on the following votes:

For: 945,977,410

Against: 5,935,690

Abstain: 1,602,692

Broker Non-Votes: 110,450,114

4.    The proposal relating to the advisory vote on executive compensation was approved based on the following votes:

For: 736,101,462

Against: 214,980,777

Abstain: 2,433,254

Broker Non-Votes: 110,450,114

Uncast: 300

5.     The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020 was approved based on the following votes:

For: 1,028,203,756

Against: 34,203,037

Abstain: 1,559,114

Broker Non-Votes: 0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

By:	/s/ Robert E. Riley, Jr.
Robert E. Riley, Jr.
Corporate Secretary

DATED: April 29, 2020